Exhibit 10.32

AMENDMENT TO LEASE AGREEMENT

THIS AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is entered into as of December 23, 2013 (the “Amendment Date”), by and among HPT PSC PROPERTIES TRUST, a Maryland real estate investment trust, and HPT PSC PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Lease Agreement, dated as of May 30, 2007, as modified by that certain First Amendment to Lease Agreement, dated as of March 17, 2008, by and among Landlord and Tenant (as successor by merger with Petro Stopping Centers, L.P.), that certain Deferral Agreement, dated as of August 11, 2008, by and among Landlord, Tenant, Hospitality Properties Trust (“HPT”), HPT TA Properties Trust, HPT TA Properties LLC (together with HPT TA Properties Trust, collectively, “HPT TA”), TravelCenters of America LLC (“TCA”) and TA Leasing LLC (“TA Leasing”), that certain Amendment Agreement, dated as of January 31, 2011, by and among Landlord, Tenant, HPT, HPT TA, TCA and TA Leasing, and that certain Amendment Agreement, dated as of April 15, 2013, by and among Landlord, Tenant, HPT TA and TA Leasing (as so modified, the “Lease”), Landlord leases to Tenant and Tenant leases from Landlord certain premises at various locations, as more particularly described in the Lease; and

WHEREAS, HPT PSC Properties LLC has acquired the fee interest in the real property and certain related property comprising a gas station having an address at 3195 Donald Lee Hollowell Parkway, Atlanta, Georgia (the “Gas Station”), which Gas Station is adjacent to the portion of the Leased Property located at 3181 Donald Lee Hollowell Parkway, as more particularly described on Exhibit A-8 to the Lease; and

WHEREAS, Landlord and Tenant desire to amend the Lease to include the Gas Station, subject to the terms and conditions of this Amendment;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.             Capitalized Terms.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Lease.

2.             Minimum Rent.  With respect to the period commencing on the Amendment Date and continuing through June 30, 2024, Minimum Rent shall be $59,941,643.66 per annum, subject to adjustment as provided in Section 3.1.1(b) of the Lease.

3.             Exhibit A-8.  Effective as of the Amendment Date, Exhibit A-8 to the Lease is hereby deleted in its entirety and Exhibit A-8 attached hereto is hereby inserted in its place.

5.             Statement of Limited Liability.  THE DECLARATION OF TRUST ESTABLISHING HPT PSC PROPERTIES TRUST, DATED MAY 23, 2007, AS AMENDED

AND SUPPLEMENTED, AS FILED WITH THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND, PROVIDES THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HPT PSC PROPERTIES TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HPT PSC PROPERTIES TRUST.  ALL PERSONS DEALING WITH HPT PSC PROPERTIES TRUST IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF HPT PSC PROPERTIES TRUST FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

6.             Ratification.  As amended hereby, the Lease is hereby ratified and confirmed and all other terms remain in full force and effect.

[Signature Pages Follow]

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IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first set forth above.

LANDLORD:

HPT PSC PROPERTIES TRUST

By:	/s/ John G. Murray
John G. Murray
President

HPT PSC PROPERTIES LLC

By:	/s/ John G. Murray
John G. Murray
President

TENANT:

TA OPERATING LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President and General Counsel

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EXHIBIT A-8

[See attached legal description for Atlanta, Georgia property]

3181 and 3195 Donald Lee Hollowell Parkway

Atlanta, GA

Exhibit A-8

Legal Description

ALL THAT TRACT OR PARCEL OF LAND, lying and being in Land Lots 258, 260 and 261 of the 17th District, Fulton County, Georgia, and being more particularly described as follows:

TO ESTABLISH THE TRUE POINT OF BEGINNING, commence at a point common to Land Lots 258, 259, 260 and 261, and thence run North 87 degrees 53 minutes 31 seconds West, along the southerly line of Land Lot 261, a distance of 489.36 feet to the westerly right-of-way of Watts Road (a 50-foot right-of-way), the TRUE POINT OF BEGINNING; thence continue along the said southerly line of Land Lot 261, and run North 87 degrees 53 minutes 31 seconds West a distance of 226.97 feet to a point, and continuing along said southerly line of Land Lot 261, run North 88 degrees 11 minutes 06 seconds West a distance of 213.60 feet to a point; thence run South 03 degrees 28 minutes 03 seconds West a distance of 887.83 feet to a point; thence run South 01 degree 47 minutes 28 seconds West a distance of 222.27 feet to a point on the northerly right-of-way of Bankhead Highway (U.S. #78) (a 70-foot right-of-way); thence run for a westerly direction along the northerly right-of-way of Bankhead Highway the following courses; bearings and distance: North 48 degrees 28 minutes 13 seconds West a distance of 62.70 feet to a point; North 51 degrees 10 minutes 47 seconds West a distance of 44.41 feet to a point; North 51 degrees 58 minutes 23 seconds West a distance of 70.52 feet to a point; North 54 degrees 15 minutes 07 seconds West a distance of 35.39 feet to a point; North 55 degrees 53 minutes 55 seconds West a distance of 46.20 feet to a point; North 58 degrees 50 minutes 04 seconds West a distance of 121.93 feet to a point; North 62 degrees 40 minutes 01 second West a distance of 66.78 feet to a point; North 64 degrees 01 minute 53 seconds West a distance of 77.87 feet to a point; North 66 degrees 44 minutes 17 seconds West a distance of 51.48 feet to a point; North 68 degrees 14 minutes 04 seconds West a distance of 28.87 feet to a point; North 69 degrees 42 minutes 31 seconds West a distance of 82.82 feet to a point, and run North 71 degrees 50 minutes 23 seconds West a distance of 96.85 feet to a point; thence leaving the northerly right-of-way of Bankhead Highway and run North 41 degrees 58 minutes 03 seconds East a distance of 169.17 feet to an iron pin found; thence run North 51 degrees 48 minutes [ILLEGIBLE] seconds West a distance of 302.46 feet to a point on the entrance ramp of I-285 (North); thence run along the easterly right-of-way of the entrance ramp of I-285 (North), North 21 degrees 28 minutes 58 seconds East a distance of 370.63 feet to a point; thence run North 26 degrees 59 minutes 14 seconds East a distance of 353.21 feet to a point; thence run along the easterly right-of-way of I-285 (a 300-foot right-of-way) with the following courses, bearings and distance: North 40 degrees 09 minutes 32 seconds East a distance of 95.16 feet to a point; North 41 degrees 31 minutes 55 seconds East a distance of 185.35 feet to an iron pin found; North 41 degrees 31 minutes 55 seconds East a distance of 221.13 feet to a concrete right-of-way monument found; North 21 degrees 47 minutes 39 seconds East a distance of 307.95 feet to a concrete right-of-way monument found; North 34 degrees 44 minutes 24 seconds East a distance of [ILLEGIBLE] feet to a point; North [ILLEGIBLE] degrees 44 minutes 24 seconds East a distance of 200.35 feet to a concrete right-of-way monument found and which for the purpose herein is reference point “A”; thence run along a 3,014.79-foot radius curve having a 1,118.44-foot arc (passing a concrete right-of-way monument found) to an iron pin found (and which for the purpose herein is reference point “B”; from reference point “A” to reference point “B”, said arc being subtended by a chord bearing of North 24 degrees 08 minutes 39 seconds East a distance of 1,112.04 feet; thence leaving said easterly right-of-way of I-285 and run South 89 degrees 09 minutes 07 seconds East a distance of 443.31 feet to an iron pin found on the easterly line of Land Lot 261 (said iron pin found being North 00 degrees 02 minutes 18 seconds West a distance of 839.98 feet from the north right-of-way of Northwest Drive (a 50-foot right-of-way {an iron pin found}); thence run South 00 degrees 15 minutes 45 seconds West (passing an iron pin found 1-in. rod on property line) a distance of 190.87 feet to a point; thence leaving said easterly line of Land Lot 261 and run South 67 degrees 03 minutes 38 seconds East a distance of 175.36 feet to a point; thence run North 44 degrees 45 minutes 45 seconds East a distance of 233.35 feet to a point; thence run South 22 degrees 07 minutes 09 seconds East a distance of 70.03 feet to a point; thence run South 40 degrees 23 minutes 11 seconds East a distance of 160.85 feet to a point; thence run South 40 degrees 23 minutes 11 seconds East a distance of 19.12 feet at a point within the right-of-way of Watts Road (a 30-foot right-of-way); thence run along and with said Watts Road with the following chord, courses and distances: South 54 degrees 35 minutes 12 seconds West a distance of 101.43 feet to a point; South 31 degrees 14 minutes 00 seconds West a distance of 41.52 feet to a point; South 18 degrees 42 minutes 07 seconds West a distance of 145.25 feet to a point; South 21 degrees 31 minutes 03 seconds West a distance of 54.76 feet to a point; South 23 degrees 37 minutes 15 seconds West a distance of 48.71 feet to a point; South 24 degrees 22 minutes 17 seconds West a distance of 46.15 feet to a point; South 03 degrees 41 minutes 13 seconds East a distance of 75.87 feet to a point; South 30 degrees 48 minutes 13 seconds East a distance of 98.18 feet to a point; South 37 degrees 00 minutes 44 seconds East a distance of 221.74 feet to a point; South 40 degrees 46 minutes 42 seconds West a distance 169.03 feet to a point; South 43 degrees 42 minutes 18 seconds West a distance of 95.23 feet to a point; South 48 degrees 34 minutes 14 seconds West a distance of 90.58 feet to a point; South 44 degrees, 49 minutes 34 seconds West a distance of 46.94 feet to a point; South 42 degrees 50 minutes 21 seconds West a distance of 107.30 feet to a point; South 45 degrees 19 minutes 05 seconds West a distance of 48.03 feet to a point; South 53 degrees 42 minutes 10 seconds West a distance of 44.89 feet to a point; South 58 degrees 54 minutes 19 seconds West a distance of 38.66 feet to a point; South 58 degrees 54 minutes 19 seconds West a distance of 40.46 feet to a point; South 56 degrees 20 minutes 58 seconds West a distance of 54.83 feet to a point; South 48 degrees 16 minutes 33 seconds West a distance of 57.11 feet to a point, and South 33 degrees 04 minutes 05 seconds West a distance of 116.44 feet to a point; South 33 degrees 05 minutes 49 seconds West a distance of 50.60 feet to a point; South 33 degrees 04 minutes 05 seconds West a distance of 25.21 feet to a point; South 25 degrees 17 minutes 17 seconds West a distance of 138.93 feet to a point; North 77 degrees 01 minute 13 seconds West a distance of 12.54 feet to a point on the north right-of-way of Watts Road (a 50-foot right-of-way); thence, along said right-of-way of Watts Road (a 50-foot right-of-way) South 27 degrees 17 minutes 10 seconds West a distance of 147.19 feet to a point; thence run along a 1,447.65-foot radius curve having a 105.49-foot arc, subtended by a chord being of South 29 degrees 21 minutes 05 seconds West a distance of 105.46 feet to a point, and South 31 degrees 27 minutes 40 seconds West a distance of 142.20 feet to the True Point of Beginning: containing 66.4468 acres (2,894,432 sq. ft.) plus acreage of Legion Drive being 0.4260 acres (18,555 sq. ft.)

being an aggregate total of 66.8728 acres (2,912,987 sq. ft.); as shown on that certain As-Built Survey dated February 5, 1992-for:  Roadside, Inc., Petro, Inc., Petro PSC Properties, L.P., Petro PSC, L.P., Ticor Title Insurance Company & Chicago Title Insurance Company, delineated by Perimeter Surveying Co., Inc., certified by Ken Nutt, Georgia Registered Land Surveyor.

TRACT II:

ALL THAT TRACT OR PARCEL OF LAND, lying and being in Land Lot 261 of the 17th District, Fulton County, Georgia, and being more particularly described as follows:

TO ESTABLISH THE TRUE POINT OF BEGINNING, commence at a point common to Land Lots 258, 259, 260 and 261, and then run North 87 degrees 53 minutes 31 seconds West, along the southerly line of Land Lot 261, a distance of 489.36 feet to the westerly right-of-way of Watts Road, the TRUE POINT OF BEGINNING; thence continue along the said southerly line of Land Lot 261 and run North 87 degrees 53 minutes 31 seconds West a distance of 226.97 feet to a point, and continuing along said southerly line of Land Lot 261, run North 88 degrees 11 minutes 05 seconds West a distance of 213.60 feet to a point; thence run South 03 degrees 28 minutes 03 seconds West a distance of 887.83 feet to a point; thence run South 01 degree 47 minutes 28 seconds West a distance of 222.27 feet to a point on the northerly right-of-way of Bankhead Highway (U.S. #78) (a 70-foot right-of-way); thence run in a westerly direction along the northerly right-of-way of said Bankhead Highway the following courses, bearings and distances: North 48 degrees 28 minutes 13 seconds West a distance of 62.70 feet to a point; North 51 degrees 10 minutes 47 seconds West a distance of 44.41 feet to a point; North 51 degrees 58 minutes 23 seconds West a distance of 70.52 feet to a point; North 54 degrees 15 minutes 07 seconds West a distance of 35.39 feet to a point; North 55 degrees 53 minutes 55 seconds West a distance of 46.20 feet to a point; North 58 degrees 50 minutes 04 seconds West a distance of 121.93 feet to a point; North 62 degrees 40 minutes 01 second West a distance of 66.78 feet to a point; North 64 degrees 01 minute 53 seconds West a distance of 77.87 feet to a point; North 66 degrees 44 minutes 17 seconds West a distance of 51.48 feet to a point; North 68 degrees 14 minutes 04 seconds West a distance of 28.87 feet to a point; North 69 degrees 42 minutes 31 seconds West a distance of 82.82 feet to a point, and run North 71 degrees 50 minutes 23 seconds West a distance of 96.85 feet to a point; thence leaving the northerly right-of-way of Bankhead Highway and run North 41 degrees 58 minutes 03 seconds East a distance of 169.17 feet to an iron pin found; thence run North 51 degrees 48 minutes 06 seconds West a distance of 302.46 feet to a point on the entrance ramp of I-285 (North); thence run along the easterly right-of-way of the entrance ramp of I-285 (North), North 21 degrees 28 minutes 58 seconds East a distance of 370.63 feet to a point; thence run North 26 degrees 59 minutes 14 seconds East a distance of 353.21 to a point; thence run along the easterly right-of-way of I-285 (a 300-foot right-of-way) with the following courses, bearings and distances: North 40 degrees 09 minutes 32 seconds East a distance of 95.16 feet to a point; North 41 degrees 31 minutes 55 seconds East a distance of 185.35 feet to an iron pin found; North 41 degrees 31 minutes 55 seconds East a distance of 221.13 feet to a concrete right-of-way monument found; North 21 degrees 47 minutes 39 seconds East a distance of 307.95 feet to a concrete right-of-way monument found; North 34 degrees 44 minutes 24 seconds East a distance of 93.73 feet to a point; thence run North 57 degrees 07 minutes 36 seconds West a distance of 300.75 feet (field checked) and a distance of 300.09 feet by old plat (said plat not specified) to an iron pin found (1/2 inch re-bar), and being the True Point of Beginning: thence from said True Point of

Beginning run North 57 degrees 01 minute 18 seconds West a distance of 181.32 feet to an iron pin found (1/2 inch re-bar); thence run North 31 degrees 24 minutes 52 seconds East a distance of 450.53 feet to the third iron pin found (1/2 inch re-bar); thence run North 55 degrees 29 minutes 52 seconds West a distance of 180.48 feet to an iron pin found (1/2 inch re-bar) on the easterly right-of-way of Nash Road (a 40-foot right-of-way); thence run along said easterly right-of-way of Nash Road, North 33 degrees 34 minutes 56 seconds East a distance of 50.00 feet to an iron pin found ([ILLEGIBLE] inch re-bar); thence leaving said easterly right-of-way of said Nash Road and run South 55 degrees 29 minutes 52 seconds East a distance of 374.64 feet to an iron pin found (1/2 inch re-bar) to a point on the westerly right-of-way of I-285 (a 300-foot right-of-way); thence run along the westerly right-of-way of I-285 on a 2,714.79-foot radius curve having a 285.60-foot arc subtended by a chord having a bearing of South 31 degrees 45 minutes 59 seconds West a distance of 285.47 feet to a concrete right-of-way monument found; thence continue along said westerly right-of-way of I-285, South 34 degrees 54 minutes 00 seconds West a distance of 209.3 feet to the True Point of Beginning: containing 2.4158 acres (105,232 S.F.), as shown on that certain As-Built Survey dated February 5, 1992 for:  Roadside, Inc., Petro, Inc., Petro PSC Properties, L.P., Petro PSC, L.P., Ticor Title Insurance Company & Chicago Title Insurance Company, delineated by Perimeter Surveying Co., Inc., certified by Ken Nutt, Georgia Registered Land Surveyor.

Together with

All that tract or parcel of land lying and being in the City of Atlanta, in Land Lot 260, of the 17th District of Fulton County, Georgia, and more particularly described as follows:

Beginning at an iron pin located at the intersection formed by the northerly right of way line of Bankhead Highway and the easterly right of way line of Ramp E-4 of Interstate Highway No. 285; running thence North 15 degrees 48 minutes East along the easterly right of way line of said Ramp E-4 two hundred (200) feet to an iron pin; running thence South 54 degrees 00 minutes East and forming an interior angle of 69 degrees 48 minutes with said last mentioned course a distance of three hundred two and forty-six hundredths (302.46) feet to an iron pin; running thence South 36 degrees 00 minutes West and forming an interior angle of 90 degrees with said last mentioned course a distance of one hundred eight-seven and eight-tenths (187.8) feet to an iron pin located on the northerly right of line of Bankhead Highway; running thence North 54 degrees 00 minutes West along the northerly right of way line of Bankhead Highway and forming an interior angle of 90 degrees with said last mentioned course a distance of two hundred thirty-three and three tenths (233.3) feet to an iron pin located at the point of beginning; said property being more particularly shown by survey made for American Oil Company by Shirey, Nelson & Associates, dated July 11, 1966, which plat is, by reference, made a part of this description.

Said tract or parcel of land also described as:

All that tract or parcel of land lying and being in the City of Atlanta in Land Lot 260 of the 17th District of Fulton County, Georgia, and more particularly described as follows:

Beginning at an 1/2” iron pin set at the intersection formed by the northerly variable right of way line of US 78 aka Bankhead Highway aka Donald Lee Hollowell Parkway and the easterly variable right of way line of Ramp E-4 of Interstate Highway 285;

thence proceed North 17 degrees 59 minutes 54 seconds East along the easterly variable right of way line of said Ramp E-4 of Interstate Highway 285 200.11 feet to an 2” open top pipe found;

thence leaving the easterly variable right of way line of Ramp E-4 of Interstate Highway 285 and proceeding South 51 degrees 48 minutes 06 seconds East a distance of 302.46 feet to an 1/2” iron pin found;

thence running South 41 degrees 58 minutes 03 seconds West a distance of 169.17 feet to an 1/2” iron pin found located on northerly variable right of way line of US 78 aka Bankhead Highway aka Donald Lee Hollowell Parkway;

thence running along the northerly variable right of way line of US 78 aka Bankhead Highway aka Donald Lee Hollowell Parkway North 71 degrees 50 minutes 23 seconds West a distance of 55.44 feet to a point;

thence continuing along the northerly variable right of way line of US 78 aka Bankhead Highway aka Donald Lee Hollowell Parkway North 51 degrees 48 minutes 06 seconds West a distance of 170.16 feet to a 1/2” iron pin set and the easterly variable right of way line of Ramp E-4 of Interstate Highway 285, Said point being known as the TRUE POINT OF BEGINNING.